UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2023 (May 4, 2023)

Gray Television, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2023, Gray Television, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The results of voting on the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Vote For	Vote Withheld	Broker Non-Votes

Hilton H. Howell, Jr.	127,559,981	2,108,347	14,461,164
Howell W. Newton	108,856,237	20,812,091	14,461,164
Richard L. Boger	108,425,609	21,242,719	14,461,164
Luis A. Garcia	128,706,973	961,355	14,461,164
Richard B. Hare	101,303,843	28,364,485	14,461,164
Robin R. Howell	128,746,414	921,914	14,461,164
Donald LaPlatney	128,752,065	916,263	14,461,164
Lorraine McClain	129,109,963	558,365	14,461,164
Paul H. McTear	128,718,642	949,686	14,461,164
Sterling A. Spainhour Jr.	109,069,228	20,599,100	14,461,164

Proposal No. 2 (Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers):

Votes For	Votes Against	Abstain	Broker Non-Votes
110,350,341	19,028,427	289,560	14,461,164

Proposal No. 3 (Non-binding advisory vote relating to the frequency (every one, two or three years) of Gray Television, Inc.’s future non-binding say-on-pay votes):

Every 1 Year	Every 2 Years	Every 3 years	Abstain
51,603,486	91,988	77,875,597	97,257

Proposal No. 4 (Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023):

Votes For	Votes Against	Abstain
143,639,150	438,612	51,730

In light of the results of the advisory vote on proposal No. 3 above, the Company’s Board of Directors determined that the Company will hold future say-on-pay votes every three years until the next required advisory vote on the frequency of say-on-pay votes, which will be no later than the Company’s annual meeting of shareholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

May 5, 2023	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Executive Vice President and Chief Financial Officer